                                   [LETTERHEAD]


                                                       November 13, 1997


Sefton Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

         RE:  Sefton Funds Trust (Registration Nos. 33-88568 and 811-8948)
              ------------------------------------------------------------

Dear Sir or Madam:

         We hereby consent to the reference to our firm as Counsel in Post-Effective Amendment #5 to Registration No. 33-88568.


                                                 Sincerely,

                                                 /s/ BAKER & MCKENZIE

                                                 BAKER & MCKENZIE